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                               CAMBREX CORPORATION
                           ANNUAL REPORT ON FORM 10-K

                                  EXHIBIT 10.21


                           REVISED SCHEDULE OF PARTIES


NAME                            TITLE                                           DATE OF AGREEMENT
-------------------------------------------------------------------------------------------------
Luke M. Beshar                  Executive Vice President, Strategy                  02/06/06
                                & Corporate Development

Steven M. Klosk                 Executive Vice President, Chief Operating           02/06/06
                                Officer

Paolo Russolo                   President, Profarmaco Milano                        02/06/07

Gregory P. Sargen               Vice President & Chief Financial Officer            02/06/07


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